Exhibit 10.1
*** Where this marking appears throughout this Exhibit 10.1, information has been omitted pursuant to a request for confidential treatment and such information has been filed with the Securities and Exchange Commission separately.

SECOND AMENDMENT TO
CRUDE OIL STORAGE SERVICES AGREEMENT

This SECOND AMENDMENT TO CRUDE OIL STORAGE SERVICES AGREEMENT, (the “Amendment”) is effective November 1st, 2013 (the “Effective Date”), made by and between BKEP Pipeline, LLC, a Delaware limited liability company, (the “Operator”) and Vitol, Inc., a Delaware corporation, (the “Customer”), each referred to individually as “Party” or collectively as “Parties”.

RECITALS

WHEREAS, the parties previously entered into that certain Crude Oil Storage Services Agreement dated effective June 1st, 2012, (the “Agreement”).

WHEREAS, the parties desire to amend the Agreement as hereinafter described by modifying the Term and Fees of said Agreement.

NOW THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Parties hereto agree as follows:

Term. The term of the Agreement will be modified and extended with a beginning date of November 1st, 2013 and ending date of March 31, 2014. By agreement, the Parties may elect to extend this agreement for successive thirty (30) day periods.

Monthly Storage Fee. Commencing on the Effective Date, the monthly storage fee as set forth in Section 4 of the Agreement will change to *** per Barrel of Shell Capacity (the “Monthly Storage”), for a total of ***, regardless of the actual volume of Crude Oil placed in the facility.

Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and each of which alone, and all of which together, shall constitute one and the same amendment.

Effect of Amendment. This Amendment shall be effective as of the Effective Date. Except as expressly amended or modified herein, all other terms, covenants, and the conditions of the Agreement shall be unaffected by this Amendment and shall remain in full force and effect. In the event of conflict between the provisions of this Amendment and the provisions of the Agreement, this Amendment shall prevail.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Effective Date above.

BKEP Pipeline, LLC, a Delaware limited
liability company

/s/ Alex Stallings
Title: CFO and Secretary

Vitol, Inc., a Delaware Corporation

/s/ Chris Brown
Title: Trader